Exhibit 99.1

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2015

TIER REIT

2Q

Supplemental Operating and Financial Data
For the Quarter Ended June 30, 2015

About the Company
TIER REIT, Inc. is a self-managed, Dallas, Texas-based real estate investment trust whose goal is to maximize total return to stockholders through the combination of stock appreciation and income derived from a sustainable distribution. TIER’s investment strategy is to acquire, develop, and operate a portfolio of best-in-class office properties in select markets across the U.S. that consistently lead the nation in population and office-using employment growth. As of June 30, 2015, we owned interests in 31 operating office properties, one recently developed non-operating office property and one retail property, located in 16 markets throughout the United States with a total of 12.4 million rentable square feet.

Senior Management

Scott W. Fordham	Chief Executive Officer and President
Dallas E. Lucas	Chief Financial Officer and Treasurer
William J. Reister	Chief Investment Officer and Executive Vice President
Telisa Webb Schelin	Chief Legal Officer, Executive Vice President and Secretary
James E. Sharp	Chief Accounting Officer and Executive Vice President
R. Heath Johnson	Managing Director - Asset Management
Dean R. Hook	Senior Vice President - Information Systems

Where to Get More Information:

Kelly Sargent	Vice President - Investor Relations

By Phone:
(972) 483-2400

By Email:
ir@tierreit.com

By Mail:
17300 Dallas Parkway, Suite 1010
Dallas, Texas 75248

as of September 14, 2015, please contact us at our new address:

5950 Sherry Lane, Suite 700
Dallas, Texas 75225

Website:
www.tierreit.com

Supplemental Operating and Financial Data
For the Quarter Ended June 30, 2015
Table of Contents:

Overview and Highlights
Overview	1
Financial Highlights	2-3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Consolidated Statements of Discontinued Operations	6
Calculation of FFO and FAD	7
Calculation of EBITDA	8
Joint Venture Financial Summary	9
Same Store Analysis	10
Schedule of Properties Owned	11
Net Operating Income by Market	12
Components of Net Asset Value	13
Selected Non-Stabilized Properties	14
Significant Tenants	15
Industry Diversification	16

Leasing
Leasing Activity	17-18
Lease Expirations	19-20
Occupancy Trends	21

Capital Expenditures
Leasing Cost Analysis	22
Leasing Cost Trend Analysis	23
Development, Leasing, and Capital Expenditures Summary	24

Other Information
Potential Future Development Sites	25
Acquisition and Disposition Activities	26
Summary of Financing	27
Principal Payments by Year	28
Definitions of Non-GAAP Financial Measures	29-30

Forward Looking Statements
This supplemental operating and financial data report contains forward-looking statements relating to the business and financial outlook of TIER REIT, Inc. that are based on current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Statements contained herein may be impacted by a number of risks and uncertainties, including the company’s ability to rent space on favorable terms, its ability to address debt maturities and fund its capital requirements, the value of its assets, its anticipated capital expenditures, and other matters. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, as well as other factors described in the Risk Factors section of TIER REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, and subsequent Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events.

Overview
For the Quarter Ended June 30, 2015

Quarterly Highlights and Financial Results

•
FFO attributable to common stockholders, excluding certain items for the second quarter of 2015 was $17.2 million, as compared to $17.4 million for the first quarter of 2015, a decrease of $0.2 million, or 1.1%

•	Same Store GAAP NOI for the second quarter of 2015 was $31.5 million, as compared to $29.4 million for the second quarter of 2014, an increase of $2.1 million, or 7.1%

•	Same Store Cash NOI for the second quarter of 2015 and 2014 were each $27.6 million.
Property Results

•	Occupancy at June 30, 2015, was 89.0%, an increase of 60 basis points from March 31, 2015

•	Leased 857,000 square feet - 622,000 square feet of renewals, 91,000 square feet of expansion space, and 144,000 square feet of new leasing
Real Estate Activities

•	Sold Fifth Third Center (Cleveland, Ohio) for $52.8 million, resulting in a $6.1 million gain

•	Sold 1650 Arch Street and United Plaza (Philadelphia, Pennsylvania) for $190.8 million, resulting in a combined gain on sale of $27.5 million

•
Sold Colorado Building and 1325 G Street (Washington, D.C.) for $202.0 million, to two separate entities in which we maintain a 10% ownership interest resulting in a combined gain on sale of $17.1 million

•	Acquired a 95% interest in a land development project in the central business district of Austin,Texas, for $7.5 million

•	Acquired a 95% interest in a land development project in the Legacy Town Center submarket of Plano (Dallas),Texas, for $6.2 million

Capital Market Activities

•	Paid off $496.0 million of CMBS debt secured by six properties

•	Amended credit facility adding a seven-year $275.0 million term loan that matures in June 2022, with an initial swapped-to-fixed interest rate of 3.67%

•	Reduced our 2015 and 2016 debt maturities to $47.5 million and $237.4 million, respectively

•	On July 23, 2015, we listed our common stock on the NYSE under the ticker symbol “TIER”

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 1

Financial Highlights
(in thousands, except per share data, effective rent data, and number of properties)

	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Portfolio Summary:
(at our ownership %, unless otherwise noted)
Total operating office properties	31	38	31	34	37	37	38
Rentable square feet (100%) (operating properties)	11,946	15,501	11,946	13,624	14,304	15,291	15,501
Rentable square feet (own %) (operating properties)	10,418	14,364	10,418	12,487	13,167	14,154	14,364
Occupancy %	89%	86%	89%	88%	88%	87%	86%
Executed % SF leased	89%	87%	89%	90%	89%	89%	87%
Economic % SF leased	82%	81%	82%	82%	82%	82%	81%
Average effective rent/square feet	$24.94	$25.79	$24.94	$25.95	$26.02	$26.13	$25.79

	Six Months Ended		Three Months Ended
	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Financial Results:
Revenue	$145,857	$141,294	$70,038	$75,819	$74,616	$72,157	$71,234
Base rent	$108,259	$104,343	$51,336	$56,923	$54,771	$53,141	$52,305
Free rent	$(10,538)	$(5,085)	$(5,365)	$(5,173)	$(3,717)	$(2,284)	$(2,518)
NOI	$73,522	$68,153	$36,858	$36,664	$38,116	$36,192	$35,547
Net income (loss) attributable to common stockholders (2)	$(7,043)	$(46,893)	$(1,151)	$(5,892)	$45,806	$(16,355)	$(17,279)
Diluted earnings (loss) per common share (1) (2)	$(0.14)	$(0.94)	$(0.02)	$(0.12)	$0.92	$(0.33)	$(0.35)
FFO attributable to common stockholders	$(1,147)	$33,536	$(18,051)	$16,904	$3,107	$17,071	$19,066
Diluted FFO per common share (2)	$(0.02)	$0.67	$(0.36)	$0.34	$0.06	$0.34	$0.38
FFO attributable to common stockholders, excluding certain items	$34,625	$33,536	$17,181	$17,444	$17,889	$18,020	$19,066
Diluted FFO, excluding certain items per common share (2)	$0.69	$0.67	$0.34	$0.35	$0.36	$0.36	$0.38
FAD attributable to common stockholders	$380	$(3,992)	$(1,176)	$1,556	$(2,656)	$1,958	$1,505
FAD per common share (2)	$0.01	$(0.08)	$(0.02)	$0.03	$(0.05)	$0.04	$0.03
Normalized EBITDA	$70,511	$77,449	$33,439	$37,072	$41,294	$40,094	$41,090
Weighted average common shares outstanding - basic (2)	49,892	49,874	49,893	49,891	49,877	49,877	49,877
Weighted average common shares outstanding - diluted (2)	50,076	50,001	50,085	50,066	49,996	49,996	49,937

Selected Additional Trend Information:
Renewal % based on square feet	81%	58%	83%	74%	89%	75%	49%
Distributions declared on common shares	$9,011	$—	$9,011	$—	$—	$—	$—
Annualized distribution yield (3)	1.3%	0.0%	2.7%	0.0%	0.0%	0.0%	0.0%
(1) In periods of net loss from continuing operations or negative FFO attributable to common stockholders there are no dilutive securities and diluted earnings (loss) per common share or diluted FFO per common share is calculated using weighted average common shares outstanding - basic as the denominator.
(2) All periods presented have been adjusted to reflect the one-for-six reverse stock split that occurred on June 2, 2015.
(3) Based on the October 30, 2014, estimated per share value of our common stock.
Occupancy % represents the total square footage subject to commenced leases as of the reporting date as a percentage of the total rentable square feet (at our ownership interest).
Executed % SF leased represents the total square footage subject to commenced leases plus the square footage for currently vacant space that is subject to executed leases that have not commenced as of the reporting date as a percentage of the total rentable square feet (at our ownership interest).
Economic % SF leased represents the total square footage subject to commenced leases as of the reporting date adjusted to exclude the square footage associated with leases receiving rental abatements as a percentage of the total rentable square feet (at our ownership interest).
Average effective rent represents 12 times the sum of the monthly contractual amounts for base rent and the pro rata budgeted operating expense reimbursements, as of period end, related to leases in place as of period end, as reduced for free rent and excluding any scheduled future rent increases, as adjusted for our ownership interest.
This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 7-8. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 29-30.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 2

Financial Highlights (continued)
(in thousands)

	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Selected Balance Sheet Items:

Total book value of real estate (1)	$1,488,373	$2,029,715	$1,488,373	$1,609,953	$1,768,766	$2,008,569	$2,029,715

Cash and cash equivalents	$153,158	$1,183	$153,158	$5,764	$31,442	$923	$1,183

Unconsolidated cash and cash equivalents (at ownership %)	$3,368	$3,127	$3,368	$2,480	$3,355	$3,621	$3,127

Restricted cash	$29,620	$47,404	$29,620	$32,761	$35,324	$49,654	$47,404

Total assets	$1,919,743	$2,363,565	$1,919,743	$2,116,165	$2,211,183	$2,340,502	$2,363,565

Mortgage notes payable (1)	$505,224	$1,470,951	$505,224	$903,475	$1,069,085	$1,445,017	$1,470,951

Revolving credit facility and term loan	$525,000	$—	$525,000	$221,000	$125,000	$20,000	$—

Notes payable classified as held for sale	$—	$—	$—	$96,824	$97,257	$—	$—

Unconsolidated debt (at ownership %)	$72,392	$60,988	$72,392	$59,870	$60,253	$60,625	$60,988

Total liabilities	$1,144,786	$1,606,773	$1,144,786	$1,338,198	$1,423,023	$1,599,724	$1,606,773

Common stock outstanding (5)	49,872	49,877	49,872	49,901	49,877	49,877	49,877

OP units and vested restricted stock units outstanding (5)	76	72	76	78	78	78	72

Restricted stock outstanding (5)	192	119	192	192	119	119	119

Capitalization:

Market capitalization (2)	$1,342,602	$1,258,726	$1,342,602	$1,343,444	$1,342,808	$1,258,883	$1,258,726

Total debt (3)	$1,102,616	$1,531,939	$1,102,616	$1,281,169	$1,351,595	$1,525,642	$1,531,939

Net debt (4)	$946,090	$1,527,629	$946,090	$1,272,925	$1,316,798	$1,521,098	$1,527,629

Total capitalization	$2,445,218	$2,790,665	$2,445,218	$2,624,613	$2,694,403	$2,784,525	$2,790,665

Net debt/total capitalization	39%	55%	39%	48%	49%	55%	55%

	Six Months Ended		Three Months Ended
	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Ratios:

NOI margin %	50.4%	48.2%	52.6%	48.4%	51.1%	50.2%	49.9%

Normalized fixed charge coverage	1.77	1.42	1.78	1.76	1.54	1.46	1.51

Normalized interest coverage	2.06	1.74	2.05	2.06	1.90	1.79	1.83

Net debt/normalized annualized estimated full period EBITDA from properties owned at period end	N/A	N/A	7.75x	8.94x	8.43x	9.56x	9.30x

(1) Excludes book value of real estate and notes payable classified as held for sale.
(2) Market capitalization is equal to outstanding shares (common stock, OP units, and vested restricted stock units, as if converted) times our estimated stock value of $25.20 per share through October 2014 or $26.88 per share beginning in November 2014, as reported in Quarterly Reports on Form 10-Q filed on November 5, 2013, and November 3, 2014, respectively and reflect the one-for-six reverse stock split that occurred on June 2, 2015.

(3) Includes book value of mortgage notes payable, the revolving credit facility and term loan, notes payable classified as held for sale, and TIER REIT’s ownership share of unconsolidated debt.
(4) Total debt less cash and cash equivalents.
(5) All periods presented have been adjusted to reflect the one-for-six reverse stock split that occurred on June 2, 2015.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 3

Consolidated Balance Sheets
(in thousands, except share and per share data)

	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Assets
Real estate
Land	$167,231	$249,030	$286,430	$318,058	$316,897
Land held for development	6,377	—	—	—	—
Buildings and improvements, net	1,314,765	1,360,923	1,482,336	1,690,511	1,644,088
Real estate under development	—	—	—	—	68,730
Total real estate	1,488,373	1,609,953	1,768,766	2,008,569	2,029,715

Cash and cash equivalents	153,158	5,764	31,442	923	1,183
Restricted cash	29,620	32,761	35,324	49,654	47,404
Accounts receivable, net	71,877	75,466	83,380	100,601	99,272
Prepaid expenses and other assets	31,890	7,222	7,129	8,033	7,234
Investments in unconsolidated entities	44,780	39,422	39,885	41,420	41,443
Deferred financing fees, net	13,292	10,690	10,783	7,130	8,101
Acquired above-market leases, net	1,619	163	2,019	4,442	5,229
Other lease intangibles, net	74,850	77,480	92,671	117,556	121,781
Other intangible assets, net	10,284	2,114	2,144	2,174	2,203
Assets associated with real estate held for sale	—	255,130	137,640	—	—
Total assets	$1,919,743	$2,116,165	$2,211,183	$2,340,502	$2,363,565

Liabilities and equity

Liabilities:
Notes payable	$505,196	$903,688	$1,069,323	$1,445,018	$1,470,974
Term loan	525,000	125,000	125,000	—	—
Revolving credit facility	—	96,000	—	20,000	—
Unamortized mark to market premium (discount)	28	(213)	(238)	(1)	(23)
Total notes payable	1,030,224	1,124,475	1,194,085	1,465,017	1,470,951

Accounts payable	2,192	1,118	2,790	5,543	6,549
Payables to related parties	794	2,257	2,041	1,820	1,650
Accrued liabilities	64,794	65,713	77,375	86,174	84,696
Acquired below-market leases, net	12,773	14,381	16,984	19,618	21,318
Deferred tax liabilities	2,507	2,551	2,880	760	923
Other liabilities	22,474	23,246	18,525	20,792	20,686
Distributions payable	9,028	—	—	—	—
Obligations associated with real estate held for sale	—	104,457	108,343	—	—
Total liabilities	1,144,786	1,338,198	1,423,023	1,599,724	1,606,773
Commitments and contingencies
Series A Convertible Preferred Stock	4,626	4,626	4,626	2,700	2,700
Equity:
Preferred stock	—	—	—	—	—
Convertible stock	—	—	—	—	—
Common stock, $.0001 par value per share, 382,499,000 shares authorized (1)	5	5	5	5	5
Additional paid-in capital (1)	2,645,825	2,646,147	2,645,927	2,647,535	2,647,215
Cumulative distributions and net loss attributable to common stockholders	(1,878,611)	(1,868,447)	(1,862,555)	(1,910,287)	(1,893,932)
Accumulated other comprehensive income (loss)	799	(5,336)	(788)	—	—
Stockholders’ equity	768,018	772,369	782,589	737,253	753,288
Noncontrolling interests	2,313	972	945	825	804
Total equity	770,331	773,341	783,534	738,078	754,092
Total liabilities and equity	$1,919,743	$2,116,165	$2,211,183	$2,340,502	$2,363,565

Common stock, number of shares issued and outstanding (1)	49,871,776	49,901,013	49,877,350	49,877,350	49,877,350

(1) All periods have been adjusted to reflect the one-for-six reverse stock split that occurred on June 2, 2015.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 4

Consolidated Statements of Operations
(in thousands, except share and per share amounts)

	Six Months Ended		Three Months Ended
	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Revenue
Rental income	$135,557	$135,653	$63,953	$71,604	$69,973	$69,857	$68,308
Straight-line rent revenue adjustment	6,630	2,940	4,339	2,291	2,618	772	1,312
Lease incentives	478	189	286	192	528	77	151
Above- and below-market rent amortization	2,522	1,816	1,335	1,187	955	532	887
Lease termination fees	670	696	125	545	542	919	576
Total revenue	145,857	141,294	70,038	75,819	74,616	72,157	71,234
Expenses
Property related expenses	46,056	48,634	20,877	25,179	24,358	22,464	23,283
Real estate taxes	21,842	20,256	10,198	11,644	9,944	11,272	10,276
Property management fees	4,437	4,251	2,105	2,332	2,198	2,229	2,128
Total property operating expenses	72,335	73,141	33,180	39,155	36,500	35,965	35,687
Interest expense	30,232	32,240	14,591	15,641	16,390	16,033	16,133
Amortization of deferred financing costs	1,807	1,136	899	908	782	654	666
Amortization of mark to market	(57)	38	(30)	(27)	82	19	19
Total interest expense	31,982	33,414	15,460	16,522	17,254	16,706	16,818
General and administrative	10,793	8,646	5,412	5,381	4,695	4,147	4,300
BHT Advisors termination fee and HPT Management buyout fee	10,200	—	10,200	—	—	—	—
Listing costs	2,991	—	2,488	503	104	—	—
Amortization of restricted shares and units	1,099	665	564	535	363	369	311
Straight-line rent expense adjustment	(14)	(10)	(7)	(7)	(6)	(5)	(5)
Acquisition expense	815	—	813	2	86	4	—
Asset impairment losses	132	8,225	—	132	4,940	—	—
Real estate depreciation and amortization	61,103	58,103	31,081	30,022	31,682	29,885	29,182
Total expenses	191,436	182,184	99,191	92,245	95,618	87,071	86,293
Interest and other income	286	344	141	145	81	88	96
Loss on early extinguishment of debt	(21,448)	—	(21,412)	(36)	(426)	—	—
Loss from continuing operations before income taxes, equity
in operations of investments, and gain on sale of assets	(66,741)	(40,546)	(50,424)	(16,317)	(21,347)	(14,826)	(14,963)
Benefit (provision) for income taxes	(1,262)	(9)	(1,338)	76	73	(36)	59
Equity in operations of investments	312	883	69	243	522	431	795
Loss from continuing operations before gain on sale of assets	(67,691)	(39,672)	(51,693)	(15,998)	(20,752)	(14,431)	(14,109)
Discontinued operations:
Income (loss) from discontinued operations	1,369	(7,285)	(121)	1,490	(17,634)	(5,975)	(3,191)
Gain on sale of discontinued operations	14,683	—	6,077	8,606	86,195	4,026	—
Income (loss) from discontinued operations	16,052	(7,285)	5,956	10,096	68,561	(1,949)	(3,191)
Gain on sale of assets	44,564	—	44,564	—	—	—	—
Net income (loss)	(7,075)	(46,957)	(1,173)	(5,902)	47,809	(16,380)	(17,300)
Noncontrolling interests - continuing operations	60	57	33	27	41	34	20
Noncontrolling interests - discontinued operations	(28)	7	(11)	(17)	(118)	(9)	1
Accretion of Series A Convertible Preferred Stock	—	—	—	—	(1,926)	—	—
Net income (loss) attributable to common stockholders	$(7,043)	$(46,893)	$(1,151)	$(5,892)	$45,806	$(16,355)	$(17,279)

Basic and diluted weighted average common shares outstanding (1)	49,892,390	49,874,423	49,893,330	49,891,436	49,877,350	49,877,350	49,877,350
Basic and diluted earnings (loss) per common share:
Continuing operations (1)	$(0.46)	$(0.79)	$(0.14)	$(0.32)	$(0.45)	$(0.29)	$(0.28)
Discontinued operations (1)	0.32	(0.15)	0.12	0.20	1.37	(0.04)	(0.07)
Basic and diluted earnings (loss) per common share (1)	$(0.14)	$(0.94)	$(0.02)	$(0.12)	$0.92	$(0.33)	$(0.35)
Net income (loss) attributable to common stockholders:
Continuing operations	$(23,067)	$(39,615)	$(7,096)	$(15,971)	$(22,637)	$(14,397)	$(14,089)
Discontinued operations	16,024	(7,278)	5,945	10,079	68,443	(1,958)	(3,190)
Net income (loss) attributable to common stockholders	$(7,043)	$(46,893)	$(1,151)	$(5,892)	$45,806	$(16,355)	$(17,279)

(1) All periods presented have been adjusted to reflect the one-for-six reverse stock split that occurred on June 2, 2015.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 5

Consolidated Statements of Discontinued Operations
(in thousands)

	Six Months Ended		Three Months Ended
	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Revenue
Rental income	$4,111	$26,936	$(92)	$4,203	$11,358	$12,946	$13,451
Straight-line rent revenue adjustment	455	(11)	(32)	487	454	(406)	55
Lease incentives	—	(207)	—	—	(102)	(109)	(102)
Above- and below-market rent amortization	—	447	—	—	188	195	222
Lease termination fees	—	239	—	—	149	116	164
Total revenue	4,566	27,404	(124)	4,690	12,047	12,742	13,790

Expenses
Property related expenses	1,723	8,359	22	1,701	3,909	4,295	3,833
Real estate taxes	633	4,869	(83)	716	2,334	2,171	2,293
Property management fees	121	816	14	107	309	374	398
Total property operating expenses	2,477	14,044	(47)	2,524	6,552	6,840	6,524

Interest expense	707	8,814	44	663	3,362	4,455	4,423
Amortization of deferred financing costs	14	187	—	14	75	113	93
Amortization of mark to market	(1)	1	—	(1)	—	1	1
Total interest expense	720	9,002	44	676	3,437	4,569	4,517

Real estate depreciation and amortization	—	11,639	—	—	5,499	6,360	5,938
Total expenses	3,197	34,685	(3)	3,200	15,488	17,769	16,979

Interest and other income (expense)	—	(4)	—	—	(3)	(2)	(2)
Loss on early extinguishment of debt	—	—	—	—	(14,190)	(946)	—
Income (loss) before gain on sale
of discontinued operations	1,369	(7,285)	(121)	1,490	(17,634)	(5,975)	(3,191)
Gain on sale of discontinued operations	14,683	—	6,077	8,606	86,195	4,026	—
Income (loss) from discontinued operations	$16,052	$(7,285)	$5,956	$10,096	$68,561	$(1,949)	$(3,191)

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 6

Calculation of FFO and FAD
(in thousands, except per share data)

	Six Months Ended		Three Months Ended
Funds from operations (FFO)	30-Jun-15	30-Jun-14	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Net income (loss)	$(7,075)	$(46,957)	$(1,173)	$(5,902)	$47,809	$(16,380)	$(17,300)
Net (income) loss attributable to noncontrolling interests	32	64	22	10	(77)	25	21
Accretion of Series A Convertible Preferred Stock	—	—	—	—	(1,926)	—	—
Adjustments (1):
Real estate depreciation and amortization - consolidated	61,103	69,742	31,081	30,022	37,181	36,245	35,120
Real estate depreciation and amortization - unconsolidated joint ventures	2,654	2,579	1,367	1,287	1,307	1,275	1,278
Impairment of depreciable real estate assets	132	8,225	—	132	4,940	—	—
Gain on sale of depreciable real estate	(59,247)	—	(50,641)	(8,606)	(86,195)	(4,026)	—
Taxes associated with sale of depreciable assets	1,264	—	1,264	—	—	—	—
Noncontrolling interests (OP units & vested restricted stock units) share of above adjustments	(10)	(117)	29	(39)	68	(68)	(53)
FFO attributable to common stockholders	$(1,147)	$33,536	$(18,051)	$16,904	$3,107	$17,071	$19,066

FFO, excluding certain items
FFO attributable to common stockholders	$(1,147)	$33,536	$(18,051)	$16,904	$3,107	$17,071	$19,066
Adjustments (1):
Acquisition expenses	1,195	—	1,193	2	86	4	—
Listing costs	2,991	—	2,488	503	104	—	—
Loss on early extinguishment of debt	21,448	—	21,412	36	14,616	946	—
BHT Advisors termination fee and HPT Management buyout fee	10,200	—	10,200	—	—	—	—
Noncontrolling interests (OP units & vested restricted stock units) share of above adjustments	(62)	—	(61)	(1)	(24)	(1)	—
FFO attributable to common stock holders, excluding certain items	$34,625	$33,536	$17,181	$17,444	$17,889	$18,020	$19,066

Funds available for distribution (FAD)
FFO attributable to common stock holders	$(1,147)	$33,536	$(18,051)	$16,904	$3,107	$17,071	$19,066
Adjustments (1):
Recurring capital expenditures	(27,314)	(33,827)	(14,067)	(13,247)	(19,468)	(16,056)	(15,864)
Straight-line rent adjustments	(7,219)	(3,411)	(4,369)	(2,850)	(3,141)	(411)	(1,646)
Above- and below-market rent amortization	(2,722)	(2,460)	(1,433)	(1,289)	(1,244)	(827)	(1,210)
Amortization of deferred financing fees and mark to market	1,834	1,451	898	936	982	831	823
Amortization of restricted shares and units	1,099	665	564	535	363	369	311
Acquisition expenses	1,195	—	1,193	2	86	4	—
Listing costs	2,991	—	2,488	503	104	—	—
Loss on early extinguishment of debt	21,448	—	21,412	36	14,616	946	—
BHT Advisors termination fee and HPT Management buyout fee	10,200	—	10,200	—	—	—	—
Noncontrolling interests (OP units & vested restricted stock units) share of above adjustments	15	54	(11)	26	13	31	25
Accretion of Series A Convertible Preferred Stock	—	—	—	—	1,926	—	—
FAD attributable to common stockholders	$380	$(3,992)	$(1,176)	$1,556	$(2,656)	$1,958	$1,505

Weighted average common shares outstanding - basic (2)	49,892	49,874	49,893	49,891	49,877	49,877	49,877
Weighted average common shares outstanding - diluted (2)	50,076	50,001	50,085	50,066	49,996	49,996	49,937

Diluted FFO per common share (2) (3)	$(0.02)	$0.67	$(0.36)	$0.34	$0.06	$0.34	$0.38
Diluted FFO, excluding certain items per common share (2) (3)	$0.69	$0.67	$0.34	$0.35	$0.36	$0.36	$0.38
Diluted FAD per common share (2) (3)	$0.01	$(0.08)	$(0.02)	$0.03	$(0.05)	$0.04	$0.03

(1) Adjustments represent our pro rata share of consolidated and unconsolidated amounts, including discontinued operations.
(2) All periods presented have been adjusted to reflect the one-for-six reverse stock split that occurred on June 2, 2015.
(3) There are no dilutive securities for purposes of calculating diluted FFO per common share and diluted FAD per common share when FFO attributable to common stockholders or FAD attributable to common stockholders are negative.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 7

Calculation of EBITDA
(in thousands, except fixed charge coverage)

	Three Months Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Net income (loss) attributable to common stockholders	$(1,151)	$(5,892)	$45,806	$(16,355)	$(17,279)

Adjustments:

Noncontrolling interests (OP units & vested restricted stock units)	(1)	(10)	77	(36)	(25)
Accretion of Series A Convertible Preferred Stock	—	—	1,926	—	—

Interest expense - consolidated (including discontinued operations)	14,635	16,304	19,752	20,488	20,933
Interest expense - unconsolidated joint ventures	617	615	631	635	633
Amortization of deferred financing costs - consolidated (including discontinued operations)	899	922	857	767	382
Amortization of deferred financing costs - unconsolidated joint ventures	13	13	13	13	12
Mark to market - consolidated (including discontinued operations)	(30)	(28)	82	20	20
Mark to market - unconsolidated joint ventures	16	17	18	19	20
Total interest expense	16,150	17,843	21,353	21,942	22,000

Tax (benefit) provision - consolidated (including discontinued operations)	1,338	(76)	(73)	36	(59)
Tax (benefit) provision - unconsolidated joint ventures	1	2	3	(1)	1

Depreciation and amortization - consolidated (including discontinued operations)	31,081	30,022	37,181	36,245	35,120
Depreciation and amortization - unconsolidated joint ventures	1,367	1,287	1,307	1,275	1,278

Impairment losses	—	132	4,940	—	—
Gain on sale of real estate	(50,641)	(8,606)	(86,195)	(4,026)	—
Loss on early extinguishment of debt	21,412	36	14,616	946	—
EBITDA	19,556	34,738	40,941	40,026	41,036

Adjustments:
Costs incurred in connection with listing activities	2,488	503	104	—	—
Acquisition expenses	1,193	2	86	4	—
Non-cash write-off of tenant receivables	2	1,829	163	64	54
BHT Advisors termination fee and HPT Management buyout fee	10,200	—	—	—	—
Normalized EBITDA	33,439	37,072	41,294	40,094	41,090

Adjustments:
EBITDA from properties disposed before period end	(2,933)	(1,488)	(2,974)	(336)	(16)
Full quarter adjustment for acquired properties	—	—	723	—	—
Normalized estimated full period EBITDA from properties owned at period end	$30,506	$35,584	$39,043	$39,758	$41,074

Fixed charges
Interest expense	$16,150	$17,843	$21,353	$21,942	$22,000
Capitalized interest incurred (1)	132	176	338	428	427
Interest expense	16,282	18,019	21,691	22,370	22,427
Principal payments (excludes debt payoff)	2,498	3,059	5,038	5,026	4,867
Fixed charges	$18,780	$21,078	$26,729	$27,396	$27,294

Normalized Interest coverage	2.05	2.06	1.9	1.79	1.83
Normalized Fixed charge coverage	1.78	1.76	1.54	1.46	1.51
______________________
(1) Excludes capitalized interest funded from Two BriarLake Plaza construction loan.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 8

Joint Venture Financial Summary
As of and for the Quarter Ended June 30, 2015
(dollars in thousands)

	Unconsolidated Joint Ventures at					Consolidated Joint Ventures at
	TIER REIT Ownership Share					TIER REIT Ownership Share
	Paces West	Wanamaker Building	1325 G Street	Colorado Building		Legacy Land	208 Nueces Street
Ownership % during the period	10.00%	60.00%	10.00%	10.00%		95%	95%
Ownership % at period end	10.00%	60.00%	10.00%	10.00%	Total	95%	95%	Total
Results of Operations
Rental income	$296	$3,821	$2	$1	$4,120	—	—	—
Straight-line rent revenue adjustment	21	34	—	—	55	—	—	—
Above- and below-market rent amortization	(3)	101	—	—	98	—	—	—
Lease termination fees	—	—	36	—	36	—	—	—
Other income	1	41	—	—	42	—	—	—
Total revenue	315	3,997	38	1	4,351	—	—	—

Property related expenses	100	1,351	1	1	1,453	—	13	13
Real estate taxes	25	377	—	—	402	1	5	6
Property management fees	9	114	—	—	123	—	5	5
NOI	181	2,155	37	—	2,373	(1)	(23)	(24)
				—
Interest expense	89	527	1	—	617	—	—	—
Amortization of deferred financing costs	3	21	—	—	24	—	—	—
Amortization of mark to market	—	16	—	—	16	—	—	—
Real estate depreciation and amortization	168	1,199	—	—	1,367	—	—	—
Interest income and other expense	—	7	—	—	7	—	—	—
Acquisition expenses	—	—	297	102	399	—	361	361
Provision for income taxes	—	1	—	—	1	—	—	—
Net income (loss)	(79)	384	(261)	(102)	(58)	(1)	(384)	(385)
			—	—
Intercompany eliminations
Eliminate amortization of deferred financing costs	—	11	—	—	11	—	—	—
Eliminate property management fees	1	114	—	—	115	—	—	—
Adjusted net income (loss)	(78)	509	(261)	(102)	68	(1)	(384)	(385)
Adjustments:			—	—
Real estate depreciation and amortization	168	1,199	—	—	1,367	—	—	—
Funds from operations	90	1,708	(261)	(102)	1,435	(1)	(384)	(385)

Balance Sheet Information
Real estate book value	$6,641	$100,914	$15,004	$4,763	$127,322	6,058	8,232	14,290
Accumulated depreciation	(670)	(22,637)	—	—	(23,307)	—	—	—
Real estate book value after depreciation	$5,971	$78,277	$15,004	$4,763	$104,015	$6,058	$8,232	$14,290

Cash and cash equivalents	$48	$2,290	$463	$567	$3,368	$178	$1,078	$1,256
Assets	$8,085	$99,284	$15,599	$5,373	$128,341	$6,237	$10,289	$16,526
Debt (1)	$6,500	$51,763	$9,500	$3,400	$71,163	$—	$—	$—
Equity (2)	$1,161	$37,978	$4,612	$1,029	$44,780	$6,174	$10,065	$16,239
______________________________
(1)	All joint venture debt is non-recourse. Debt is shown net of mark to market adjustments.
(2)	Equity for 1325 G Street and Colorado Building have been reduced by $1.2 million and $0.6 million of deferred gain, respectively.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 9

Same Store Analysis
(in thousands, except property count)

	Three Months Ended				Six Months Ended
Same Store GAAP NOI:	30-Jun-15	30-Jun-14	Favorable/ (Unfavorable)		30-Jun-15	30-Jun-14	Favorable/ (Unfavorable)
Revenues:
Total revenue	$60,706	$59,102	$1,604		$120,968	$117,189	$3,779
Less: Lease termination fees	125	576	(451)		670	696	(26)
	60,581	58,526	2,055	3.5%	120,298	116,493	3,805	3.3%
Expenses:
Property operating expenses (less tenant improvement demolition costs)	18,063	18,731	668	3.6%	37,503	37,608	105	0.3%
Real estate taxes	9,164	8,634	(530)	-6.1%	18,382	17,351	(1,031)	-5.9%
Property management fees	1,891	1,788	(103)	-5.8%	3,825	3,578	(247)	-6.9%
Property expenses	29,118	29,153	35	0.1%	59,710	58,537	(1,173)	-2.0%
Same Store GAAP NOI	$31,463	$29,373	$2,090	7.1%	$60,588	$57,956	$2,632	4.5%
Same Store Cash NOI:
Less:
Straight-line rent adjustments	2,673	875	1,798		2,969	2,067	902
Above- and below-market rent amortization	1,192	926	266		2,275	1,895	380
Same Store Cash NOI	$27,598	$27,572	$26	0.1%	$55,344	$53,994	$1,350	2.5%

Occupancy % at period end (% owned)	88.7%	85.8%			88.7%	85.8%

Consolidated operating properties	26				26
Rentable square feet (% owned)	9,278				9,278

Same Store GAAP NOI and Same Store Cash NOI reconciliation:
Net loss	$(1,173)	$(17,300)			$(7,075)	$(46,957)
Adjustments:
Interest expense	15,460	16,818			31,982	33,414
Asset impairment losses	—	—			132	8,225
Tenant improvement demolition costs	—	245			52	989
General and administrative	15,612	4,300			20,993	8,646
Listing costs	2,488	—			2,991	—
Amortization of restricted shares and units	564	311			1,099	665
Straight-line rent expense adjustment	(7)	(5)			(14)	(10)
Acquisition expense	813	—			815	—
Real estate depreciation and amortization	31,081	29,182			61,103	58,103
Interest and other income	(141)	(96)			(286)	(344)
Loss on early extinguishment of debt	21,412	—			21,448	—
Provision (benefit) for income taxes	1,338	(59)			1,262	9
Equity in operations of investments	(69)	(795)			(312)	(883)
(Income) loss from discontinued operations	121	3,191			(1,369)	7,285
Gain on sale of discontinued operations	(6,077)	—			(14,683)	—
Gain on sale of assets	(44,564)	—			(44,564)	—
Net operating income of non-same store properties	(5,270)	(5,843)			(12,316)	(10,490)
Lease termination fees	(125)	(576)			(670)	(696)
Same Store GAAP NOI	31,463	29,373			60,588	57,956
Straight-line rent revenue adjustment	(2,673)	(875)			(2,969)	(2,067)
Above- and below-market rent amortization	(1,192)	(926)			(2,275)	(1,895)
Same Store Cash NOI	$27,598	$27,572			$55,344	$53,994

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 10

Schedule of Properties Owned
as of June 30, 2015
(in thousands, except average effective rent $/RSF)

		Rentable SF (100%)	Rentable SF (own %)		Average Effective Rent	Average Effective Rent $/RSF		% Average Effective Rent (own %)
				Occupancy %			% of NRA (own %)
Property (% owned, if not 100%)	Location
Terrace Office Park	Austin, TX	619	619	93.2%	$20,886	$36.18	5.9%	9.0%
Austin		619	619	93.2%	20,886	$36.18	5.9%	9.0%

5950 Sherry Lane	Dallas, TX	197	197	72.6%	4,903	$34.32	1.9%	2.1%
Burnett Plaza	Fort Worth, TX	1,025	1,025	85.4%	17,460	$19.95	9.8%	7.6%
Centreport Office Center	Fort Worth, TX	133	133	100.0%	2,503	$18.78	1.3%	1.1%
Dallas/Fort Worth		1,355	1,355	84.9%	24,866	$21.60	13.0%	10.8%

Loop Central	Houston, TX	575	575	94.3%	9,392	$17.32	5.5%	4.1%
One & Two Eldridge Place	Houston, TX	519	519	99.2%	17,082	$33.14	5.0%	7.4%
One BriarLake Plaza	Houston, TX	502	502	97.2%	20,760	$42.58	4.8%	9.0%
Three Eldridge Place	Houston, TX	305	305	80.3%	9,985	$40.72	2.9%	4.3%
Houston		1,901	1,901	94.2%	57,219	$31.96	18.2%	24.8%

Paces West (10%)	Atlanta, GA	646	65	83.1%	1,142	$21.21	0.6%	0.5%
Atlanta		646	65	83.1%	1,142	$21.21	0.6%	0.5%

Bank of America Plaza	Charlotte, NC	891	891	89.2%	18,002	$22.66	8.6%	7.8%
Charlotte		891	891	89.2%	18,002	$22.66	8.6%	7.8%

Buena Vista Plaza	Burbank, CA	115	115	100.0%	211	$1.83	1.1%	0.1%
Los Angeles		115	115	100.0%	211	$1.83	1.1%	0.1%

Forum Office Park	Louisville, KY	328	328	98.2%	5,813	$18.06	3.1%	2.5%
Hurstbourne Place	Louisville, KY	235	235	81.7%	3,626	$18.90	2.3%	1.6%
One Oxmoor Place	Louisville, KY	135	135	97.0%	2,904	$22.09	1.3%	1.3%
Hurstbourne Park	Louisville, KY	104	104	99.0%	2,181	$21.21	1.00%	0.9%
Steeplechase Place	Louisville, KY	77	77	90.9%	1,173	$16.77	0.7%	0.5%
Lakeview	Louisville, KY	76	76	93.4%	1,399	$19.71	0.7%	0.6%
Hunnington	Louisville, KY	62	62	85.5%	604	$11.40	0.6%	0.3%
Louisville		1,017	1,017	92.6%	17,700	$18.79	9.8%	7.7%

Plaza at MetroCenter	Nashville, TN	361	361	92.8%	5,567	$16.62	3.5%	2.4%
Nashville		361	361	92.8%	5,567	$16.62	3.5%	2.4%

5104 Eisenhower Blvd.	Tampa, FL	130	130	100.0%	2,776	$21.34	1.2%	1.2%
Tampa		130	130	100.0%	2,776	$21.34	1.2%	1.2%

801 Thompson	Rockville, MD	51	51	100.0%	1,656	$32.52	0.5%	0.7%
1325 G Street (10%)	Washington, D.C.	307	31	83.9%	1,022	$39.30	0.3%	0.4%
Colorado Building (10%)	Washington, D.C.	128	13	92.3%	437	$38.03	0.1%	0.2%
Washington, D.C.		486	95	93.7%	3,115	$35.24	0.9%	1.3%

Operating office properties in strategic markets		7,521	6,549	91.3%	151,484	$25.76	62.9%	65.5%

500 East Pratt	Baltimore, MD	280	280	98.2%	9,165	$33.32	2.7%	4.0%
Woodcrest Corporate Center	Cherry Hill, NJ	333	333	90.4%	6,933	$23.07	3.2%	3.0%
111 Woodcrest	Cherry Hill, NJ	53	53	84.9%	937	$20.82	0.5%	0.4%
FOUR40	Chicago, IL	1,041	1,041	69.2%	21,088	$29.27	10.0%	9.1%
Fifth Third Center	Columbus, OH	331	331	69.2%	6,962	$30.37	3.2%	3.0%
Wanamaker Building (60%)	Philadelphia, PA	1,390	834	96.4%	13,657	$16.98	8.0%	5.9%
Three Parkway	Philadelphia, PA	561	561	93.8%	10,892	$20.71	5.4%	4.7%
Lawson Commons	St. Paul, MN	436	436	89.2%	10,001	$25.70	4.2%	4.3%
Other operating office properties		4,425	3,869	85.0%	79,635	$24.21	37.1%	34.5%
Total operating office properties		11,946	10,418	89.0%	$231,119	$24.94	100.0%	100.0%
Non-operating retail property
Hurstbourne Plaza (1)	Louisville, KY	79	79	52.0%
Office development property (2)
Two BriarLake Plaza	Houston, TX	334	334	60.0%
Total Properties		12,359	10,831

(1) Hurstbourne Plaza is a retail property planned for redevelopment within the Hurstbourne Business Park.
(2) Development properties are classified as operating upon the sooner to occur of 90% commenced leasing or one year after major construction is completed.

Average effective rent represents 12 times the sum of the monthly contractual amounts for base rent and the pro rata budgeted operating expense reimbursements, as of period end, related to leases in place as of period end, as reduced for free rent and excluding any scheduled future rent increases, as adjusted for our ownership interest.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 11

Net Operating Income by Market

8.7%
11.3%
23.1%
0.5%
12.6%
2.3%
7.4%
1.9%
1.9%
0.9%
29.4%
Austin
Dallas/Fort Worth
Houston
Atlanta
Charlotte
Los Angeles
Louisville
Nashville
Tampa
Washington D.C.
Other

Represents TIER REIT’s % ownership of NOI during the current quarter from operating properties owned at period end by market as a % of TIER REIT’s % ownership of total NOI during the current quarter from operating properties owned at period end.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 12

Components of Net Asset Value
(in thousands)

			Annualized Three Months Ended
			30-Jun-15
Revenue (1)			$279,656
	Less:
	GAAP rent adjustments		(23,712)
	Lease termination fees		(500)
			255,444
Property operating expenses (1)			(132,532)
	Add:
	Costs attributable to tenant improvement demolition		319
	Property management fees (2)		6,926
Adjusted cash NOI			130,157
	Less:
	Adjusted cash NOI from properties sold during the period		(13,329)
	Adjusted cash NOI from non-stabilized properties (3)		(23,743)
	Add: Adjusted cash NOI from unconsolidated real estate at ownership share		8,763
Total adjusted cash NOI at ownership share (4)			$101,848

			30-Jun-15
Non-stabilized real estate properties and land development sites acquired (3)
	Value of non-stabilized properties as determined by third-party on 10/30/14		567,400
	Purchase price of 5950 Sherry Lane and land development sites acquired		76,676
Total other real estate properties			$644,076
Other tangible assets
	Cash and cash equivalents		$153,158
	Restricted cash		29,620
	Accounts receivable (excluding $65.1 million of straight-line rent receivable and deferred lease incentives)		6,723
	Prepaid expenses		31,890
	Ownership share of other tangible assets in unconsolidated joint ventures		9,603
Total other tangible assets			$230,994
Liabilities
	Notes payable		$505,196
	Credit facility		525,000
	Other liabilities		101,789
	Ownership share of other liabilities in unconsolidated joint ventures		3,371
	Ownership share of unconsolidated debt		71,163
Total liabilities			$1,206,519

Total common shares, OP units, and vested restricted stock units outstanding (5)			49,948
(1)	Includes consolidated operations
(2)	Represents adjustment made for third-party property management services which was internalized 7/1/2015.
(3)	Non-stabilized properties include:	Economic % SF Leased

		30-Jun-15
	1325 G Street	68%
	Colorado Building	46%
	Hurstbourne Plaza	43%
	5104 Eisenhower Blvd (a)	83%
	5950 Sherry Lane	71%
	Two Briarlake Plaza	42%
	FOUR40	59%
	Burnett Plaza	76%
	Buena Vista Plaza	3%
	_______________________
	(a) Free rent period on 17% of space at 5104 Eisenhower Blvd. expires in August 2015

(4)	Includes adjusted cash NOI of Plaza at MetroCenter, which is currently stabilized but will become economically non-stabilized in 2015 due to large lease renewals with associated rent abatements.
(5)	Reflects the one-for-six reverse stock split that occurred on June 2, 2015

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 13

Selected Non-Stabilized Properties

Property Name Market Sub-Market	Property Type	Rentable Square feet	Occupancy %	Estimated Cash NOI at Stabilization (in thousands)	Estimated Stabilization date	Description

5950 Sherry Lane	Office	197,000	73%	$4,106	2016	Acquired in December 2014, following the move out of an approximate 40,000 square foot tenant. Budgeted $1.6 million in capital improvements and repair and maintenance projects.
Dallas
Preston Center

Two BriarLake Plaza	Office Development	334,000	60%	$8,246	2016	Property operates as a multi-campus facility with our One BriarLake Plaza property. Major construction was completed in the third quarter of 2014.
Houston
Westchase

FOUR40	Office	1,041,000	69%	$16,271	2017
Completed $5.8 million lobby renovation in the third quarter of 2014. Construction of a $10.6 million tenant amenity floor including wi-fi lounge, conference center, and café was completed in June 2015.

Chicago
Central Loop

Burnett Plaza	Office	1,025,000	85%	$13,506	2017
Two tenants moved out due to relocation to an owned facility (approximately 80,000 square feet in Q3 2013) and downsizing (approximately 80,000 square feet in Q2 2014). The property received BOMA’s 2014 International Building of the Year (TOBY) for properties in excess of one million square feet. Budgeted $2.2 million in strategic capital improvements.

Dallas/Fort Worth
Fort Worth CBD

Plaza at MetroCenter	Office	361,000	93%	$3,032	2017
15 year renewal of 100,000 square feet (43,000 square feet downsizing to occur) by the major tenant was completed in second quarter 2015. Upon completion of tenant renovations in late 2016, tenant will receive six months of free rent.

Nashville
MetroCenter

Buena Vista Plaza	Office	115,000	100%	$3,056	2016
Completed ten year renewal of 113,000 square feet by the major tenant in the second quarter of 2015 with free rent for eleven months, beginning in April 2015, before returning to stabilized economic occupancy.

Burbank
Burbank media district

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 14

Significant Tenants
June 30, 2015
(In thousands)

Properties in Strategic Markets
	Annualized Gross Rental Revenues	Percentage of Annualized Gross Rental Revenues		Percentage of Square Feet Leased	Weighted Average Remaining Term (Years)
			Square Feet Leased			Moody’s / S&P Credit Rating
Tenant
Oil & Gas	$12,979	8%	329	6%	3.1	A2 / A
Financial Services	10,229	6%	455	8%	3.6	Baa1 / A-
Oil & Gas	8,347	5%	210	4%	9.3	Baa1 / BBB+
GSA	7,645	5%	295	5%	3.0	U.S. Government
McDermott, Inc.	6,051	4%	190	3%	5.6	Ba3 / B+
Oil & Gas	5,334	3%	218	4%	4.8	NR
Disney Enterprises Inc	3,899	2%	113	2%	10.7	A2 / A
Law Firm	3,636	2%	93	2%	6.5	NR
Financial Services	3,432	2%	204	3%	9.9	NR
E. R. Squibb and Sons, LLC	3,350	2%	130	2%	9.0	A2 / A+
Insurance	3,273	2%	140	2%	13.1	NR / A+
Law Firm	3,194	2%	111	2%	7.3	NR
Oil & Gas	2,872	2%	117	2%	7.1	NR
Oil & Gas	2,760	2%	63	1%	1.9	NR
Healthcare	2,759	2%	148	2%	9.8	Baa3 / BBB+
Total of largest 15 tenants at properties in strategic markets	$79,760	49%	2,816	47%	6.3
Total all tenants at properties in strategic markets	$163,087		5,978		5.1

Total Portfolio
	Annualized Gross Rental Revenues	Percentage of Annualized Gross Rental Revenues		Percentage of Square Feet Leased	Weighted Average Remaining Term (Years)
			Square Feet Leased			Moody’s / S&P Credit Rating
Tenant
Oil & Gas	$12,979	5%	329	4%	3.1	A2 / A
GSA	12,490	5%	510	6%	4.1	U.S. Government
Financial Services	10,229	4%	455	5%	3.6	Baa1 / A-
Oil & Gas	8,347	3%	210	2%	9.3	Baa1 / BBB+
Software	6,347	3%	240	3%	4.5	B3 / B
McDermott, Inc.	6,051	2%	190	2%	5.6	Ba3 / B+
Oil & Gas	5,334	2%	218	2%	4.8	NR
Education	4,519	2%	184	2%	7.6	NR
Financial Services	4,167	2%	118	1%	3.4	Aa3 / A-
Disney Enterprises Inc	3,899	2%	113	1%	10.7	A2 / A
Law Firm	3,636	1%	93	1%	6.5	NR
Technology	3,626	1%	151	2%	5.2	Baa2 / BBB
Financial Services	3,432	1%	204	2%	9.9	NR
Financial Services	3,376	1%	87	1%	6.7	NR
E. R. Squibb and Sons, LLC	3,350	1%	130	1%	9.0	A2 / A+
Total of largest 15 tenants	$91,782	37%	3,232	35%	5.6
Total all tenants	$247,400		9,267		5.4

Notes:
The above tables set forth the company’s 15 largest tenants including subsidiaries for the operating properties as of the date noted above, based upon annualized gross rents plus estimated operating cost recoveries in place at the end of the above noted period.

As annualized rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.
Amounts reflect TIER REIT’s ownership %.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 15

Industry Diversification (by square foot)
As of June 30, 2015

Notes:

The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
Amounts reflect TIER REIT’s ownership %.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 16

Leasing Activity Summary
For the Three Months Ended
June 30, 2015

		Occupancy						Occupancy		Cash			Straight-lined
	Rentable SF (000’s)%		SF	Activity for the Quarter (SF 000’s)				SF	%	Net Rent /SF		% Increase of Cash Net Rent	Net Rent /SF		% Increase of SL Net Rent
Market		3/31/2015	3/31/2015	Expirations	Renewals	Expansions	New	6/30/2015	6/30/2015	Expiring	Activity		Expiring	Activity
Austin	619	92.9%	575	(13)	11	4	—	577	93.2%	$21.95	$24.09	10%	$19.63	$24.59	25%
Dallas/Fort Worth	1,355	83.3%	1,129	(174)	148	48	—	1,151	84.9%	$15.17	$12.40	-18%	$14.61	$12.94	-11%
Houston	1,901	97.2%	1,847	(88)	27	—	4	1,790	94.2%	$23.86	$23.90	—%	$21.88	$26.77	22%
Atlanta	65	83.1%	54	(2)	2	—	—	54	83.1%	$15.85	$17.01	7%	$15.37	$17.01	11%
Charlotte	891	88.6%	789	(36)	8	2	32	795	89.2%	$15.36	$19.27	25%	$15.25	$21.69	42%
Los Angeles	115	100.0%	115	(113)	113	—	—	115	100.0%	$27.95	$23.16	-17%	$28.64	$25.89	-10%
Louisville	1,017	90.6%	921	(55)	36	3	37	942	92.6%	$11.27	$10.82	-4%	$10.02	$11.15	11%
Nashville	361	91.4%	330	—	—	2	3	335	92.8%	$10.13	$8.36	-17%	$9.54	$7.81	-18%
Tampa	130	100.0%	130	—	—	—	—	130	100.0%	$—	$—	—	$—	$—	—
Washington, D.C.	95	90.5%	86	—	—	—	3	89	93.7%	$38.68	$29.09	-25%	$34.18	$29.71	-13%
Operating office properties in strategic markets	6,549	91.3%	5,976	(481)	345	59	79	5,978	91.3%	$18.43	$16.45	-11%	$17.92	$17.77	-1%
Other operating office properties	3,869	85.2%	3,296	(381)	277	32	65	3,289	85.0%	$17.96	$15.34	-15%	$16.95	$15.78	-7%
Total	10,418	89.0%	9,272	(862)	622	91	144	9,267	89.0%	$18.22	$15.97	-12%	$17.50	$16.90	-3%

	End of Period									Cash			Straight-lined
										Net Rent /SF		% Increase of Cash Net Rent	Net Rent /SF		% Increase of SL Net Rent
Year-To-Date Summary	NRA (000's)	% Leased	Leased SF (000's)	Expirations	Renewals	Expansions	New	Leased SF (000's)	% Leased	Expiring	Activity		Expiring	Activity
Operating office properties in strategic markets
Q1 Activity	6,940	89.2%	6,189	(109)	55	44	106	6,285	90.6%	$22.00	$21.14	-4%	$20.91	$21.95	5%
Q2 Activity	6,549	91.3%	5,976	(481)	345	59	79	5,978	91.3%	$18.43	$16.45	-11%	$17.92	$17.77	-1%
				(590)	400	103	185			$19.49	$17.85	-8%	$18.81	$19.01	1%
Total Portfolio
Q1 Activity	12,487	88.1%	10,996	(278)	137	68	111	11,034	88.4%	$20.86	$19.19	-8%	$19.72	$19.74	—
Q2 Activity	10,418	89.0%	9,272	(862)	622	91	144	9,267	89.0%	$18.22	$15.97	-12%	$17.50	$16.90	-3%
				(1,140)	759	159	255			$18.93	$16.83	-11%	$18.10	$17.66	-2%

Notes:
Analysis relates to operating properties owned at the end of the period and reflects TIER REIT’s ownership %.
Occupancy includes all leases for tenants under legal lease contracts that have commenced during the period.
Rates for expiring leases relate to the lease previously occupying the specific space for which positive absorption was shown or the current lease rate if it is a first generation lease.
Net Rent is equal to the fixed base rental amount paid under the terms of the lease less any portion used to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space.

Cash Net Rent disregards any free rent periods. Therefore, the rate shown is first full monthly cash rent paid.
The impact of short term temporary leasing activity is excluded from the analysis of % increase of cash net rent and % increase of SL net rent.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 17

Leasing Rate Activity Summary
For the Three Months Ended
June 30, 2015

	Renewals					Expansions					New
		Cash		Straight-lined			Cash		Straight-lined			Cash		Straight-lined
		Net Rent /SF		Net Rent /SF			Net Rent /SF		Net Rent /SF			Net Rent /SF		Net Rent /SF
Markets	SF	Expiring	Activity	Expiring	Activity	SF	Expiring	Activity	Expiring	Activity	SF	Expiring	Activity	Expiring	Activity
Austin	11	$21.29	$23.30	$18.00	$23.22	4	$23.55	$26.00	$23.55	$27.89	—	$—	$—	$—	$—
Dallas/Fort Worth	148	$15.84	$12.31	$15.49	$13.32	48	$13.10	$12.68	$11.91	$11.76	—	$—	$—	$—	$—
Houston	27	$25.65	$25.68	$23.39	$28.63	—	$—	$—	$—	$—	4	$12.08	$12.05	$12.08	$14.55
Atlanta	2	$15.85	$17.01	$15.37	$17.01	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Charlotte	8	$21.73	$20.70	$21.73	$21.24	2	$19.12	$19.37	$18.24	$19.37	32	$13.56	$18.92	$13.48	$21.95
Los Angeles	113	$27.95	$23.16	$28.64	$25.89	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Louisville	36	$12.02	$11.88	$9.70	$12.50	3	$9.64	$10.64	$9.64	$10.94	37	$10.65	$9.77	$10.38	$9.84
Nashville	—	$—	$—	$—	$—	2	$11.08	$8.21	$11.08	$8.32	3	$9.48	$8.46	$8.48	$7.46
Tampa	—	$—	$—	$—	$—	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Washington, D.C.	—	$—	$—	$—	$—	—	$—	$—	$—	$—	3	$38.68	$29.09	$34.18	$29.71
Operating office properties in strategic markets	345	$20.49	$17.44	$20.03	$19.07	59	$13.77	$13.55	$12.77	$12.95	79	$12.92	$14.28	$12.55	$15.65
Percentage increase (decrease)			(15)%		(5)%			(2)%		1%			11%		25%

Other operating office properties	277	$17.94	$15.55	$17.09	$16.24	32	$16.75	$13.19	$16.19	$12.43	65	$18.60	$15.47	$16.68	$15.43
Total	622	$19.35	$16.6	$18.72	$17.81	91	$14.81	$13.43	$13.97	$12.77	144	$15.48	$14.82	$14.42	$15.55
Percentage increase (decrease)			(14)%		(5)%			(9)%		(9)%			(4)%		8%

Year-To-Date Summary:
Operating office properties in strategic markets
Q1 2015	55	$18.06	$18.88	$16.61	$19.80	44	$18.96	$23.46	$18.53	$24.51	106	$25.28	$21.37	$24.10	$22.01
Q2 2015	345	$20.49	$17.44	$20.03	$19.07	59	$13.77	$13.55	$12.77	$12.95	79	$12.92	$14.28	$12.55	$15.65
	400	$20.15	$17.63	$19.56	$19.17	103	$15.99	$17.79	$15.23	$17.89	185	$20.00	$18.34	$19.17	$19.29
Percentage increase (decrease)			(12)%		(2)%			11%		17%			(8)%		1%
Total Portfolio
Q1 2015	137	$19.41	$17.36	$17.91	$17.58	68	$16.99	$19.82	$16.70	$20.99	111	$25.00	$21.07	$23.77	$21.66
Q2 2015	622	$19.35	$16.60	$18.72	$17.81	91	$14.81	$13.43	$13.97	$12.77	144	$15.48	$14.82	$14.42	$15.55
	759	$19.36	$16.73	$18.58	$17.77	159	$15.75	$16.16	$15.14	$16.28	255	$19.63	$17.54	$18.49	$18.21
Percentage increase (decrease)			(14)%		(4)%			3%		8%			(11)%		(2)%

Analysis relates to operating properties owned at the end of the period and reflects TIER REIT’s ownership %.
SF includes all leases for tenants under legal lease contracts that have commenced during the period.
Rates for expiring leases relate to the lease previously occupying the specific space for which positive absorption was shown or the current lease rate if it is a first generation lease.
Net Rent is equal to the fixed base rental amount paid under the terms of the lease less any portion used to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space.

Cash Net Rent disregards any free rent periods. Therefore, the rate shown is first full monthly cash rent paid.
The impact of short term temporary leasing activity is excluded from the analysis of % increase of cash net rent and % increase of SL net rent.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 18

Lease Expirations
For Four Quarters From July 1, 2015
(In thousands)

	Market	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Grand Total

	By Square Foot
	Austin	5	6	29	7	47
	Dallas/Fort Worth	29	3	3	41	76
	Houston	37	35	6	4	82
	Atlanta	1	2	1	1	5
	Charlotte	3	3	9	—	15
	Los Angeles	—	—	1	—	1
	Louisville	6	11	106	9	132
	Nashville	160	—	18	2	180
	Tampa	—	—	—	—	—
	Washington, D.C.	—	—	6	2	8
	Operating office properties in strategic markets	241	60	179	66	546
	Other operating office properties	70	34	17	46	167
	Total	311	94	196	112	713

	By Annualized Expiring Rentals
	Austin	$155	$202	$1,026	$262	$1,645
	Dallas/Fort Worth	781	80	109	1,141	2,111
	Houston	1,293	984	108	142	2,527
	Atlanta	11	46	13	18	88
	Charlotte	—	91	284	—	375
	Los Angeles	13	—	25	—	38
	Louisville	105	201	2,291	176	2,773
	Nashville	2,611	—	373	41	3,025
	Tampa	—	—	—	—	—
	Washington, D.C.	—	—	285	118	403
	Operating office properties in strategic markets	4,969	1,604	4,514	1,898	12,985
	Other operating office properties	1,470	209	475	1,390	3,544
	Total	$6,439	$1,813	$4,989	$3,288	$16,529

	By Expiring Rent Per SF
	Austin	$31.00	$33.67	$35.38	$37.43	$35.00
	Dallas/Fort Worth	$26.93	$26.67	$36.33	$27.83	$27.78
	Houston	$34.95	$28.11	$—	$35.50	$30.82
	Atlanta	$—	$—	$13.00	$18.00	$17.60
	Charlotte	$—	$—	$31.56	$—	$25.00
	Los Angeles	$—	$—	$—	$—	$38.00
	Louisville	$17.50	$18.27	$21.61	$19.56	$21.01
	Nashville	$16.32	$—	$—	$20.50	$16.81
	Tampa	$—	$—	$—	$—	$—
	Washington, D.C.	$—	$—	$—	$59.00	$50.38
	Operating office properties in strategic markets	$20.62	$26.73	$25.22	$28.76	$23.78
	Other operating office properties	$21.00	$6.15	$27.94	$30.22	$21.22
	Total	$20.70	$19.29	$25.45	$29.36	$23.18

Notes:
Leases with an expiration on the last day of the period are considered leased at the last day of the period (i.e., expiring on the fist day of the following period).
Reflects TIER REIT’s ownership %.
Rentals shown above are the contractually obligated annualized base rent charged in the final month prior to lease termination grossed up to include current operating cost recoveries.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 19

Lease Expirations
Annually From July 1, 2015
(In thousands)

Market	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025+	Grand Total
By Square Foot
Austin	11	80	46	61	101	103	42	96	36	—	—	576
Dallas/Fort Worth	32	64	186	197	100	38	42	117	144	—	231	1,151
Houston	72	51	358	57	341	304	215	13	25	272	85	1,793
Atlanta	2	2	1	2	7	5	3	4	—	3	25	54
Charlotte	6	13	8	12	439	10	7	—	81	32	189	797
Los Angeles	—	1	—	—	4	—	—	—	—	—	110	115
Louisville	17	157	257	28	150	72	3	15	35	14	194	942
Nashville	160	36	7	3	—	2	21	14	—	4	87	334
Tampa	—	—	—	—	—	—	—	—	—	130	—	130
Washington, D.C.	—	60	3	2	1	3	1	2	2	—	12	86
Operating office properties in strategic markets	300	464	866	362	1,143	537	334	261	323	455	933	5,978
As a % of Occupied SF	5%	8%	14%	6%	19%	9%	6%	4%	5%	8%	16%	100%
As a % of Total NRA	5%	7%	13%	6%	17%	8%	5%	4%	5%	7%	14%	91%
Other operating office properties	105	116	316	355	184	512	333	464	298	39	567	3,289
Total	405	580	1,182	717	1,327	1,049	667	725	621	494	1,500	9,267
As a % of Occupied SF	4%	6%	13%	8%	14%	11%	7%	8%	8%	5%	16%	100%
As a % of Total NRA	4%	6%	11%	7%	13%	10%	6%	7%	6%	5%	14%	89%

By Annualized Expiring Rentals
Austin	$357	$2,899	$1,663	$2,132	$3,955	$4,077	$1,801	$3,794	$1,511	$—	$—	$22,189
Dallas/Fort Worth	861	1,950	4,345	4,929	2,451	1,344	1,356	2,975	4,044	—	6,115	30,370
Houston	2,277	1,258	11,760	2,387	13,959	9,716	7,256	643	1,203	12,079	2,280	64,818
Atlanta	57	51	16	39	177	126	49	115	—	91	669	1,390
Charlotte	91	398	277	465	10,155	317	250	—	2,903	360	6,064	21,280
Los Angeles	13	25	—	—	197	—	—	—	—	—	5,223	5,458
Louisville	307	3,231	4,858	524	3,116	1,345	69	289	840	307	4,035	18,921
Nashville	2,611	701	142	54	—	38	483	283	—	114	2,002	6,428
Tampa	—	—	—	—	—	—	—	—	—	4,371	—	4,371
Washington, D.C.	—	2,087	175	123	78	211	54	291	120	30	768	3,937
Operating office properties in strategic markets	6,574	12,600	23,236	10,653	34,088	17,174	11,318	8,390	10,621	17,352	27,156	179,162
As a % of Total Annualized Expiring Rentals	4%	7%	13%	6%	19%	10%	6%	5%	6%	10%	15%	100%
Other operating office properties	1,678	3,311	10,549	12,050	5,106	13,137	8,692	14,872	9,858	770	10,753	90,776
Total	$8,252	$15,911	$33,785	$22,703	$39,194	$30,311	$20,010	$23,262	$20,479	$18,122	$37,909	$269,938
As a % of Total Annualized Expiring Rentals	3%	6%	13%	8%	15%	11%	7%	9%	8%	7%	14%	100%

By Expiring Rent Per SF
Austin	$32.45	$36.24	$36.15	$34.95	$39.16	$39.58	$42.88	$39.52	$41.97	$—	$—	$38.52
Dallas/Fort Worth	$26.91	$30.47	$23.36	$25.02	$24.51	$35.37	$32.29	$25.43	$28.08	$—	$26.47	$26.39
Houston	$31.63	$24.67	$32.85	$41.88	$40.94	$31.96	$33.75	$49.46	$48.12	$44.41	$26.95	$36.16
Atlanta	$28.50	$25.50	$16.00	$19.50	$25.29	$25.20	$16.33	$28.75	$—	$30.33	$26.76	$25.74
Charlotte	$15.17	$30.62	$34.63	$38.75	$23.13	$31.70	$35.71	$—	$35.84	$11.25	$32.08	$26.70
Los Angeles	$—	$25.00	$—	$—	$—	$—	$—	$—	$—	$—	$—	$47.46
Louisville	$18.06	$20.58	$18.90	$18.71	$20.77	$18.68	$23.00	$19.27	$24.00	$21.93	$20.80	$20.09
Nashville	$16.32	$19.47	$20.29	$—	$—	$—	$23.00	$—	$—	$28.50	$23.01	$19.25
Tampa	$—	$—	$—	$—	$—	$—	$—	$—	$—	$33.62	$—	$—
Washington, D.C.	$—	$34.78	$58.33	$61.50	$78.00	$70.33	$54.00	$119.26	$60.00	$—	$64.00	$45.55
Operating office properties in strategic markets	$21.91	$27.16	$26.83	$29.43	$29.82	$31.98	$33.89	$32.09	$32.88	$38.14	$29.12	$29.97
Other operating office properties	$15.98	$28.54	$33.38	$33.94	$27.75	$25.66	$26.10	$32.05	$33.08	$19.74	$18.96	$27.60
Total	$20.38	$27.43	$28.58	$31.66	$29.54	$28.90	$30.00	$32.07	$32.98	$36.68	$25.28	$29.13

Notes:
Leases with an expiration on the last day of the period are considered leased at the last day of the period (i.e., expiring on the first day of the following period).
Reflects TIER REIT’s ownership %.
Rentals shown above are the contractually obligated annualized base rent charged in the final month prior to lease termination grossed up to include current operating cost recoveries.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 20

Occupancy Trends

	Rentable SF (in thousands)
		Occupancy %
Market	30-Jun-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Austin	619	93%	93%	92%	92%	89%
Dallas/Fort Worth	1,355	85%	83%	82%	81%	81%
Houston	1,901	94%	97%	96%	98%	94%
Atlanta	65	83%	83%	80%	77%	78%
Charlotte	891	89%	89%	88%	88%	88%
Los Angeles	115	100%	100%	100%	100%	100%
Louisville	1,017	93%	91%	89%	89%	86%
Nashville	361	93%	91%	88%	83%	83%
Tampa	130	100%	100%	100%	57%	57%
Washington, D.C.	95	94%	90%	88%	87%	86%
Operating office properties in strategic markets	6,549	91%	91%	90%	89%	87%
Other operating office properties	3,869	85%	85%	86%	85%	86%
Total	10,418	89%	89%	89%	88%	87%

Notes:
Analysis relates to operating properties owned at the end of the most recent period and reflects TIER REIT’s ownership %.
Occupancy % is as of the last day of the indicated period.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 21

Leasing Cost Summary
For the Three Months Ended
June 30, 2015

			Weighted Average Leasing Costs
	SF (000’s)	Wtd Avg Term (Yrs)	Per Square Foot			Per Square Foot / Year
Renewal			Comms	TI & Other	Total	Comms	TI & Other	Total
Market
Austin	11	2.2	$4.87	$4.12	$8.99	$2.21	$1.87	$4.08
Dallas/Fort Worth	148	11.0	$12.45	$32.47	$44.92	$1.14	$2.96	$4.10
Houston	27	2.6	$6.74	$4.63	$11.37	$2.58	$1.78	$4.36
Atlanta	2	0.5	$0.69	$—	$0.69	$1.38	$—	$1.38
Charlotte	8	3.4	$5.78	$12.50	$18.28	$1.70	$3.68	$5.38
Los Angeles	113	10.9	$5.95	$40.55	$46.50	$0.55	$3.71	$4.26
Louisville	36	5.8	$4.64	$1.03	$5.67	$0.81	$0.18	$0.99
Nashville	—	—	$—	$—	$—	$—	$—	$—
Tampa	—	—	$—	$—	$—	$—	$—	$—
Washington, D.C.	—	—	$—	$—	$—	$—	$—	$—
Operating office properties in strategic markets	345	9.2	$8.60	$28.10	$36.70	$0.93	$3.05	$3.98
Other operating office properties	277	4.8	$5.45	$13.11	$18.56	$1.13	$2.72	$3.85
Total	622	7.3	$7.20	$21.41	$28.61	$0.99	$2.95	$3.94

Expansion
Market
Austin	4	6.4	$16.03	$35.18	$51.21	$2.50	$5.48	$7.98
Dallas/Fort Worth	48	11.0	$12.49	$32.64	$45.13	$1.14	$2.97	$4.11
Houston	—	—	$—	$—	$—	$—	$—	$—
Atlanta	—	—	$—	$—	$—	$—	$—	$—
Charlotte	2	5.0	$—	$66.61	$66.61	$—	$13.32	$13.32
Los Angeles	—	—	$—	$—	$—	$—	$—	$—
Louisville	3	3.4	$1.38	$4.15	$5.53	$0.40	$1.20	$1.60
Nashville	2	5.3	$5.29	$7.99	$13.28	$1.00	$1.51	$2.51
Tampa	—	—	$—	$—	$—	$—	$—	$—
Washington, D.C.	—	—	$—	$—	$—	$—	$—	$—
Operating office properties in strategic markets	59	9.9	$11.50	$31.68	$43.18	$1.16	$3.20	$4.36
Other operating office properties	32	4.3	$5.36	$7.50	$12.86	$1.24	$1.73	$2.97
Total	91	7.9	$9.34	$23.18	$32.52	$1.17	$2.92	$4.09

New
Market
Austin	—	—	$—	$—	$—	$—	$—	$—
Dallas/Fort Worth	—	—	$—	$—	$—	$—	$—	$—
Houston	4	12.0	$17.08	$42.84	$59.92	$1.42	$3.57	$4.99
Atlanta	—	—	$—	$—	$—	$—	$—	$—
Charlotte	32	11.7	$20.24	$70.34	$90.58	$1.73	$6.01	$7.74
Los Angeles	—	—	—	—	—	$—	$—	$—
Louisville	37	6.2	$6.50	$20.70	$27.20	$1.05	$3.33	$4.38
Nashville	3	3.3	$3.29	$3.00	$6.29	$1.01	$0.92	$1.93
Tampa	—	—	—	—	—	$—	$—	$—
Washington, D.C.	3	10.5	$15.83	$75.12	$90.95	$1.51	$7.15	$8.66
Operating office properties in strategic markets	79	8.8	$12.83	$43.32	$56.15	$1.46	$4.94	$6.40
Other operating office properties	65	7.0	$9.00	$41.37	$50.37	$1.29	$5.93	$7.22
Total	144	8.0	$11.11	$42.44	$53.55	$1.39	$5.33	$6.72
Notes:
Analysis relates to operating properties owned at the end of the period and reflects TIER REIT’s ownership %.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 22

Leasing Cost Trend Analysis

	Three Months Ended	Three Months Ended	Year to Date	Year Ended	Year Ended
	30-Jun-15	31-Mar-15	30-Jun-15	31-Dec-14	31-Dec-13
Renewal Leasing
Square Feet (in thousands)	622	137	759	1,298	1,504
Weighted Average Term (in years)	7.3	4.4	6.7	5.7	4.3
Commissions per SF	$7.20	$6.63	$7.09	$4.68	$4.55
TI and Other Leasing Cost per SF	21.41	7.43	18.89	4.62	7.68
Total Leasing Cost per SF	$28.61	$14.06	$25.98	$9.30	$12.23

Commissions per SF per Year	$0.99	$1.52	$1.09	$0.93	$1.06
TI and Other Leasing Cost per SF per Year	2.95	1.70	2.72	0.74	1.68
Total Leasing Cost per SF per Year	$3.94	$3.22	$3.81	$1.67	$2.74

Expansion Leasing
Square Feet (in thousands)	91	68	159	264	389
Weighted Average Term (in years)	7.9	6.5	7.3	6.6	6.1
Commissions per SF	$9.34	$11.35	$10.2	$9.41	$8.10
TI and Other Leasing Cost per SF	23.18	29.53	25.89	21.39	19.17
Total Leasing Cost per SF	$32.52	$40.88	$36.09	$30.80	$27.27

Commissions per SF per Year	$1.17	$1.73	$1.41	$1.41	$1.37
TI and Other Leasing Cost per SF per Year	2.92	4.51	3.6	3.11	3.14
Total Leasing Cost per SF per Year	$4.09	$6.24	$5.01	$4.52	$4.51

New Leasing
Square Feet (in thousands)	144	111	255	927	754
Weighted Average Term (in years)	8.0	8.0	8	8.4	7.4
Commissions per SF	$11.11	$16.31	$13.37	$12.15	$10.51
TI and Other Leasing Cost per SF	42.44	43.27	42.8	36.28	28.27
Total Leasing Cost per SF	$53.55	$59.58	$56.17	$48.43	$38.78

Commissions per SF per Year	$1.39	$2.04	$1.68	$1.45	$1.42
TI and Other Leasing Cost per SF per Year	5.33	5.41	5.36	4.34	3.82
Total Leasing Cost per SF per Year	$6.72	$7.45	$7.04	$5.79	$5.24

Total Leasing
Square Feet (in thousands)	857	316	1,173	2,489	2,647
Weighted Average Term (in years)	7.5	6.1	7.1	6.8	5.4
Commissions per SF	$8.08	$11.05	$8.88	$7.96	$6.77
TI and Other Leasing Cost per SF	25.13	24.78	25.04	18.19	15.23
Total Leasing Cost per SF	$33.21	$35.83	$33.92	$26.15	$22.00

Commissions per SF per Year	$1.08	$1.81	$1.26	$1.18	$1.24
TI and Other Leasing Cost per SF per Year	3.37	4.05	3.42	2.33	2.80
Total Leasing Cost per SF per Year	$4.45	$5.86	$4.68	$3.51	$4.04

Notes:
Analysis relates to operating properties owned at the end of the indicated period and reflects TIER REIT’s ownership %.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 23

	Development, Leasing, and
	Capital Expenditures Summary
	(in thousands)

		For the Three Months Ended
		30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

	Recurring Capital Expenditures
	Leasing costs	$10,105	$10,253	$16,513	$10,148	$11,443
	Building improvements	3,962	2,994	2,955	5,908	4,421
	Subtotal recurring capital expenditures	14,067	13,247	19,468	16,056	15,864

	Non-recurring capital expenditures
	Building improvements (1)	—	125	—	—	—
	Leasing costs (2)	4,093	5,454	9,868	6,621	6,488
	Development (3)	3,307	2,286	8,962	3,310	8,378
	Redevelopment (4)	4,375	4,506	1,532	391	1,591
	Subtotal non-recurring capital expenditures	11,775	12,371	20,362	10,322	16,457

	Total capital expenditures	$25,842	$25,618	$39,830	$26,378	$32,321

Notes:
All amounts represent TIER REIT’s ownership %.

(1)	Non-recurring building improvements include costs identified as deferred capital needs at the acquisition of a property.
(2)
Non-recurring leasing costs include costs incurred within 12 months of acquisition to lease space that was vacant at acquisition and costs incurred to lease space that has been vacant for at least 12 months. Cost incurred within 12 months of acquisition to lease space that was vacant at acquisition were as follows:

		$662	$674	$203	$—	$—
(3)	Development includes all new construction costs related to base building and all costs associated with leasing development projects.
(4)
Redevelopment costs are for capital projects where substantial improvements are made to the property that change the character of the asset and are expected to result in development type returns on capital.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 24

Potential Future Development Sites
June 30, 2015

			Approximate Rentable Square Feet
				Month of Acquisition	Cost Basis (in millions)
Project	Market	Acres				Comments

Hurstbourne Plaza	Louisville	6.1	350,000	Dec-07	n/a	Planned mixed-use redevelopment of the Hurstbourne Business Center

Burnett Plaza	Fort Worth - CBD	1.4	N/A	Jan-07	$2.9	Planned mixed-use development and garage for use at Burnett Plaza

5104 Eisenhower Blvd.	Tampa	5.2	130,000	Dec-07	$1.5	Office building

208 Nueces (95%) (1)	Austin - CBD	0.8	325,000	Jun-15	$7.5	Office building

Legacy Land (95%) (1)	Dallas (Plano - Legacy)	4.0	570,000	Jun-15	$6.2	Office building(s)

(1) Cost basis represents our investment in this project.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 25

Acquisition and Disposition Activities
For the Twelve Months Ended June 30, 2015

		Number of Properties	Square Feet (in thousands)	Transaction Date	Price (in thousands)
Acquisitions (1)	Location

5950 Sherry Lane	Dallas, TX	1	197	12/19/2014	$62,578

Dispositions (2)

City Hall Plaza	Manchester, NH	1	210	9/16/2014	$19,750
222 South Riverside Plaza	Chicago, IL	1	1,184	12/19/2014	(Note 3)
One & Two Chestnut Place	Worcester, MA	1	218	3/6/2015	$14,000
250 West Pratt	Baltimore, MD	1	368	3/19/2015	$63,500
Fifth Third Center	Cleveland, OH	1	508	4/7/2015	$52,750
United Plaza	Philadelphia, PA	1	617	4/23/2015	$114,554
1650 Arch Street	Philadelphia, PA	1	553	4/23/2015	$76,290
		7	3,658

(1) In June 2015 we acquired 95% interests in two separate land development projects, one located in Austin, Texas, and the other in Plano, Texas.
(2) In June 2015 we sold our 1325 G Street and Colorado Building properties (each located in Washington, D.C.) to two separate joint ventures in which we own a 10% noncontrolling interest.
(3) The contract sales price for the 222 South Riverside Plaza property was approximately $247.0 million in cash, excluding transaction costs, credits, prorations, and adjustments plus the conveyance of the 5950 Sherry Lane property.

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 26

Summary of Financing
June 30, 2015
(in thousands)

			Principal	Weighted Average Stated Interest Rate	% of Total
Fixed Rate Debt
Secured mortgage debt (1)			$451,338	5.68%	44%
Total fixed rate debt			451,338	5.68%	44%

Variable Rate Debt
Revolving credit facility (2)			—	—	—
Term loans (3)			525,000	3.46%	51%
Construction loan			53,886	3.04%	5%
Total variable rate debt			578,886	3.42%	56%
Total debt			$1,030,224	4.47%	100%

(1) Includes unamortized premium.
(2) Additional borrowings of $66.0 million were available under the total credit facility.
(3) The borrowing rate under the term loans has been effectively fixed through the use of interest rate hedges.

	Maturities
	Secured Mortgage Debt		Revolving Credit Facility and Term Loans		Total		Annual % Maturing
	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)
July - December 2015	$42,148	5.20%	$—	—	$42,148	5.20%	4%
2016	237,423	5.03%	—	—	237,423	5.03%	23%
2017	130,255	5.47%	—	—	130,255	5.47%	13%
2018	—	—	—	—	—	—	—
2019	—	—	250,000	3.24%	250,000	3.24%	24%
Thereafter	95,370	6.29%	275,000	3.67%	370,370	4.34%	36%
unamortized premium	28		—		28
Total debt	$505,224		$525,000		$1,030,224
Weighted average maturity in years	2.1		5.8		4.0

(1) Represents weighted average stated interest rate for debt maturing in this period.

	Maturities
	Consolidated Debt		Our share of unconsolidated debt		Total		Annual % Maturing
	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)
July - December 2015	$42,148	5.20%	$5,400	5.16%	$47,548	5.19%	4%
2016	237,423	5.03%	—	—	237,423	5.03%	22%
2017	130,255	5.47%	7,729	5.44%	137,984	5.47%	13%
2018	—	—	2,504	4.75%	2,504	4.75%	—
2019	250,000	3.24%	—	—	250,000	3.24%	23%
Thereafter	370,370	4.34%	56,857	3.40%	427,227	4.22%	38%
unamortized premium (discount)	28		(98)		(70)
Total debt	$1,030,224		$72,392		$1,102,616
Weighted average maturity in years	4.0		5.9		4.1

(1) Represents weighted average stated interest rate for debt maturing in this period.

Hedging Details:
Type/Description	100% Notional Value	Index	Strike Rate	Effective Date	Maturity Date	Loan Designation
Interest rate swap - cash flow hedge	$125,000	one-month LIBOR	1.6775%	31-Dec-14	31-Oct-19	Credit Facility
Interest rate swap - cash flow hedge	$125,000	one-month LIBOR	1.6935%	30-Apr-15	31-Oct-19	Credit Facility
Interest rate swap - cash flow hedge	$125,000	one-month LIBOR	1.7615%	30-Jun-15	31-May-22	Credit Facility
Interest rate swap - cash flow hedge	$150,000	one-month LIBOR	1.7695%	30-Jun-15	31-May-22	Credit Facility

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 27

Principal Payments by Year
as of June 30, 2015
(in thousands)

	Total	2015	2016	2017	2018	2019	Thereafter

Loop Central	$42,148	$42,148	$—	$—	$—	$—	$—
Woodcrest Corporate Center	47,036	428	46,608	—	—	—	—
Fifth Third Plaza	49,238	388	48,850	—	—	—	—
Plaza at MetroCenter	23,438	185	23,253	—	—	—	—
Two BriarLake Plaza construction	53,886	—	53,886	—	—	—	—
Three Parkway	63,825	510	63,315	—	—	—	—
One & Two Eldridge	71,455	571	1,190	69,694	—	—	—
500 E. Pratt	58,800	—	—	58,800	—	—	—
Credit Facility - Revolving Line	—	—	—	—	—	—	—
Credit Facility - Term Loan	250,000	—	—	—	—	250,000	—
One BriarLake Plaza - mezzanine	14,714	44	97	110	121	134	14,208
One BriarLake Plaza	80,656	635	1,326	1,417	1,501	1,589	74,188
Credit Facility - Term Loan	275,000	—	—	—	—	—	275,000
	1,030,196	$44,909	$238,525	$130,021	$1,622	$251,723	$363,396
unamortized premium (discount)	28
Consolidated notes payable	$1,030,224

Notes associated with investments in unconsolidated entities and excluded from the consolidated balance above:
Wanamaker Building - retail (60%)	$5,400	$5,400	$—	$—	$—	$—	$—
Wanamaker Building - office (60%)	2,504	371	769	806	558	—	—
Wanamaker Building - office (60%)	43,957	436	897	937	974	1,013	39,700
Paces West (10%) (1)	7,729	—	—	7,729	—	—	—
1325 G Street (10%)	9,500	—	—	—	—	—	9,500
Colorado Building (10%)	3,400	—	—	—	—	—	3,400
	72,490	$6,207	$1,666	$9,472	$1,532	$1,013	$52,600
unamortized premium (discount)	(98)
Total unconsolidated notes payable	$72,392

Total notes payable (2)	$1,102,686	$51,116	$240,191	$139,493	$3,154	$252,736	$415,996
% of principal payments due by year	100%	4%	22%	13%	—	23%	38%

(1)
Paces West debt consists of an A note of $6.5 million and a B note of $1.2 million. Payment of the B note is only required if the distributions from the joint venture achieve certain investment return thresholds.

(2)	Includes consolidated notes payable, our share of unconsolidated notes payable, and excludes unamortized premium (discount).

Supplemental Operating and Financial Data	TIER REIT	2nd Quarter Page 28

Definitions of Non-GAAP Financial Measures
We use non-GAAP financial measures in our public filings and other public disclosures. These non-GAAP financial measures are defined below.
Funds from Operations (“FFO”)
Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient for evaluating operating performance.  FFO is a non-GAAP financial measure that is widely recognized as a measure of a REIT’s operating performance.  We use FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) in the April 2002 “White Paper on Funds From Operations” which is net income (loss), computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains (or losses) from sales of property and impairments of depreciable real estate (including impairments of investments in unconsolidated entities which resulted from measurable decreases in the fair value of the depreciable real estate held by the unconsolidated entity), plus depreciation and amortization of real estate assets, and after related adjustments for unconsolidated entities and noncontrolling interests.  The determination of whether impairment charges have been incurred is based partly on anticipated operating performance and hold periods.  Estimated undiscounted cash flows from a property, derived from estimated future net rental and lease revenues, net proceeds on the sale of the property, and certain other ancillary cash flows are taken into account in determining whether an impairment charge has been incurred.  While impairment charges for depreciable real estate are excluded from net income (loss) in the calculation of FFO as described above, impairments reflect a decline in the value of the applicable property which we may not recover.

We believe that the use of FFO, together with the required GAAP presentations, is helpful in understanding our operating performance because it excludes real estate-related depreciation and amortization, gains and losses from property dispositions, impairments of depreciable real estate assets, and extraordinary items, and as a result, when compared period to period, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income.  Factors that impact FFO include fixed costs, yields on cash held in accounts, income from portfolio properties and other portfolio assets, interest rates on debt financing, and operating expenses.

We also evaluate FFO attributable to common stockholders, excluding certain items. The items excluded relate to certain non-operating activities or certain non-recurring activities that create significant FFO volatility. We believe it is useful to evaluate FFO excluding these items because it provides useful information in analyzing comparability between reporting periods and in assessing the sustainability of our operating performance.

FFO and FFO, excluding certain items, should not be considered as alternatives to net income (loss), or indications of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make distributions. Additionally, the exclusion of impairments limits the usefulness of FFO and FFO, excluding certain items, as historical operating performance measures since an impairment charge indicates that operating performance has been permanently affected. FFO and FFO, excluding certain items, are not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO and FFO, excluding certain items. FFO and FFO, excluding certain items, are non-GAAP measurements and should be reviewed in connection with other GAAP measurements. Our FFO and FFO, excluding certain items, attributable to common stockholders as presented may not be comparable to amounts calculated by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret it differently.

Funds Available for Distribution (“FAD”)

FAD is a non-GAAP financial measure that we define as FFO, excluding fair value mark to market adjustments, non-real estate depreciation and amortization, non-cash stock-based compensation expense, accretion of Series A preferred stock, the amortization of financing costs, and realized gains (losses) from the early extinguishment of derivatives, acquisition fees and expenses, straight-line rent amounts, amortization of above- or below-market intangible assets and liabilities, and gains or losses on early extinguishment of debt, costs associated with our NYSE listing, other non-recurring charges, less recurring capital expenditures, each as adjusted for our pro rata share of consolidated and unconsolidated amounts. Recurring capital expenditures are those capital expenditures, tenant improvements, leasing commissions and deferred lease incentives that are incurred to maintain current in-place rents including the leasing costs incurred to replace tenants upon lease expiration. Recurring capital expenditures exclude non-recurring capital expenditures. Non-recurring capital expenditures are those capital expenditures (1) incurred to change the class or characterization of an asset, (2) identified as deferred capital needs at the acquisition of a property and were incurred within a reasonable period of time subsequent to the property’s acquisition, or (3) incurred for tenant improvements, leasing commissions, or deferred lease incentives within twelve months of acquisition to lease space that was vacant at acquisition and costs incurred to lease space that has been vacant for at least twelve months. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund our cash needs and to make cash distributions to equity owners.

We believe that net income (loss) is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions.
Net Operating Income (“NOI”)
NOI is a non-GAAP financial measure equal to rental revenue, less property operating expenses (excluding tenant improvement demolition costs), real estate taxes, and property management expenses.   Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly.
Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and general and administrative expenses on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.

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Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.
NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions.
Same Store GAAP NOI and Same Store Cash NOI
Same Store GAAP NOI is equal to rental revenue, less lease termination fee income, property operating expenses (excluding tenant improvement demolition costs), real estate taxes, and property management expenses for our same store properties and is considered a non-GAAP financial measure. Same Store Cash NOI is equal to Same Store GAAP NOI less non-cash revenue items including straight-line rent adjustments and the amortization of above- and below-market rent. The same store properties include our consolidated operating properties owned and operated for the entirety of the current and comparable periods.  We view Same Store GAAP NOI and Same Store Cash NOI as important measures of the operating performance of our properties because they allow us to compare operating results of consolidated properties owned and operated for the entirety of the current and comparable periods and therefore eliminate variations caused by acquisitions or dispositions during the periods under review.
Same Store GAAP NOI and Same Store Cash NOI presented by us may not be comparable to Same Store GAAP NOI or Same Store Cash NOI reported by other REITs that do not define Same Store GAAP NOI or Same Store Cash NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store GAAP NOI and Same Store Cash NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements and notes thereto. Same Store GAAP NOI and Same Store Cash NOI should not be considered as alternatives to net income (loss) as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions.
Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
EBITDA, a non-GAAP financial measure, is defined as net income (loss), plus interest expense, income tax expense, and depreciation and amortization expense, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries, and noncontrolling interests. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to service or incur debt.

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